UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 26, 2005

                                 TECHEDGE, INC.
             (Exact Name of Registrant as Specified in its Charter)



      Delaware                     000-50005                    04-3703334
-------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)


33 Wood Avenue South, 7F
Iselin, New Jersey                                              08830
-------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code (732) 632-9896
        -----------------------------------------------------------------

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On April 26, 2005, Techedge, Inc., sold 95,000 shares of its common stock, par value $.0001 per share, to Pacific Century Fund LLC pursuant to a securities purchase agreement, with Pacific Century dated that same day, for a purchase price of $1.00 per share and issued to Pacific Century for no additional consideration a warrant (the "Warrant") to purchase 95,000 shares of common stock at an exercise price of $1.50 per share, which Warrant is exercisable at any time through the close of business on April 26, 2007. Under the agreement, Techedge granted Pacific Century the right to include the shares that it purchased as well as the shares of common stock issuable upon exercise of the Warrant (the "Warrant Shares") in any registration statement that Techedge might subsequently file (other than a registration statement on Form S-4, S-8 or other limited purpose form), subject to cutback in the case of an underwritten offering. Each of the securities purchase agreement and the Warrant is filed as an exhibit to this Current Report on Form 8-K.

      Peter Wang, Techedge's Chief Executive Officer and Chairman of the Board of Directors, and Ya Li, Techedge's Chief Financial Officer, are each members of Pacific Century Fund LLC owning 28.88% and 30.92%, respectively, of the ownership interests of Pacific Century.

Item 3.02 Unregistered Sales of Equity Securities.

      Reference is made to Item 1.01 hereof with respect to Techedge's entry into the securities purchase agreement with Pacific Century. On April 26, 2005, Techedge sold 95,000 shares of its common stock, par value $.0001 per share, to Pacific Century for an aggregate purchase price of $95,000 and issued the Warrant to Pacific Century for no additional consideration. The shares and the Warrant were issued in a private placement of securities exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Securities Act.

      Techedge's reliance upon the exemption from registration afforded by
Section 4(2) of the Securities Act is premised on the following:

            o Pacific Century executed a securities purchase agreement in which it acknowledged, among other things, that (i) the shares and the Warrant to be purchased by it, as well as the Warrant Shares, would not, upon consummation of the sale or exercise of the Warrant, as applicable, be registered under the Securities Act and could not be transferred in the absence of registration under the Securities Act or an effective exemption from the registration requirements of the Secruities Act, (ii) the certificates representing the shares, the Warrant and the Warrant Shares would bear a legend referring to such transfer restrictions and (iii) that it was purchasing the securities for its own account, not as a nominee or agent, and not with a view towards the resale, distribution or dissemination of the shares and that it had no present arrangement to sell the securities.

            o Pacific Century had an opportunity to ask questions of, and receive answers from Techedge, concerning Techedge and the terms and conditions of the securities purchase.

            o Pacific Century is an "accredited investor," as such term is defined pursuant to Rule 501(a) promulgated under the Securities Act.

            o All of Techedge's communications with Pacific Century regarding the private placement were effected without any general solicitation or public advertising.

Item 9.01 Financial Statements and Exhibits

      The following exhibits are filed as part of this Current Report

(c) Exhibits

      10.1 Securities Purchase Agreement, dated as of April 26, 2005, between the Registrant and Pacific Century Fund LLC

      10.2  Warrant dated April 26, 2005 issued to Pacific Century Fund LLC

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TECHEDGE, INC.



                                        By:  /s/ Peter Wang
                                            -----------------------------------
                                        Name:    Peter Wang
                                        Title:   Chief  Executive  Officer and
                                                 Chairman of the Board


Dated:  April 27, 2005

                                  EXHIBIT INDEX

      10.1 Securities Purchase Agreement, dated as of April 26, 2005, between the Registrant and Pacific Century Fund LLC

      10.2  Warrant dated April 26, 2005 issued to Pacific Century Fund LLC